SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K/A
                             Amendment No. 1

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 21, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

                             Ohio
          (State or other jurisdiction of incorporation)

       000-13203                             34-1406303
  (Commission File Number)  (I.R.S. Employer Identification No.)

     457 Broadway, Lorain, Ohio                     44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)



















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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  Exhibits

     The following exhibits are filed herewith:

     EXHIBIT NO.     DESCRIPTION OF EXHIBIT

     99 Press Release dated October 21, 2003 of LNB Bancorp, Inc., regarding financial results for the three and nine month periods ended September 30, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2003, LNB Bancorp, Inc. (the "Company") issued a press release reporting its financial results and earnings for the three and nine month periods ending September 30, 2003. A corrected copy of the Company's press release is attached hereto as Exhibit No. 99 and is incorporated by reference. The only corrections made to the press release involve certain income and expense amounts reported under the "Financial Highlights" table for the three months ended September 30, 2003. It is the opinion of Management that these corrections are not material. The corrected table appears at the end of the press release. No corrections to the textual portion of the press release have been made.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: October 24, 2003                By:/s/Gregory D. Friedman
                                      -----------------------------
                                      Gregory D. Friedman, CPA
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary








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EXHIBIT INDEX

    99          Press Release dated October 21, 2003 of LNB Bancorp, Inc.
                regarding financial results for the three and nine month periods ended September 30, 2003.